                                                      File No. 33-_____________


  As filed with the Securities and Exchange Commission on December 14, 1995.

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                              MEDIA LOGIC, INC.
      -------------------------------------------------------------------
              (Exact name of issuer as specified in its charter)

    Massachusetts                                    04-2772354
-----------------------------------                  --------------------
(State or other jurisdiction                         (I.R.S. Employer
or incorporation or organization)                    Indemnification No.)

310 South Street, P.O. Box 2258, Plainville, Massachusetts               02762
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

                   MEDIA LOGIC, INC. 1991 STOCK OPTION PLAN
                   ----------------------------------------
                           (Full title of the plan)

       William E. Davis            Copy to:         Justin P. Morreale, Esq.
       Chief Executive Officer                      Bingham, Dana & Gould
       Media Logic, Inc.                            150 Federal Street
       310 South Street                             Boston, MA  02110
       Plainville, MA 02762
-------------------------------------------------------------------------------
                   (Name and address of agent for service)

       (508) 695-2006                               (617) 951-8000
-------------------------------------------------------------------------------
        (Telephone number, including area code, of agent for service)



                       CALCULATION OF REGISTRATION FEE

                                  Proposed      Proposed
Title of                          maximum       maximum
securities         Amount         offering      aggregate      Amount of
to be              to be          price         offering       registration
registered         registered     per share*    price*         fee
---------------------------------------------------------------------------

Common Stock       500,000        $    *        $3,319,340*    $1,145.00
$.01 par value
per share

* This estimate is made pursuant to Rule 457(h) solely for the purpose of determining the registration fee. It is not known how many shares will be purchased under the Plan or at what price such shares will be purchased.
The above calculation is based on the offering of 500,000 shares, 58,221 at a purchase price of $2.00 per share and 441,779 at a purchase price of $7.25, which price is the average of the high and low prices of the Registrant's Common Stock as reported on December 12, 1995.


                                   PART II
                                   -------

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Incorporation by Reference
--------------------------

        The contents of the registration statement on Form S-8, registration No. 33-49010, as filed with the Commission on July 21, 1992, by Media Logic, Inc., are hereby incorporated by reference.

Exhibits
--------

        The following exhibits are filed as part of or incorporated by reference into this Registration Statement:

        4.1*       Restated Articles of Organization of the Registrant.

        4.2**      By-laws of the Registrant.

        4.3        Media Logic, Inc. 1991 Stock Option Plan, as amended.

        4.4***     Form of Stock Option Agreement.

        5 Opinion and Consent of Bingham, Dana & Gould as to the legality of the securities being registered.

        23.1       Consent of Arthur Andersen LLP.

        23.2       Consent of Bingham, Dana & Gould - included in Exhibit 5.

        24         Power of Attorney (included on signature page).


* Filed as exhibit to Annual Report on Form 10-K for the fiscal year ended March 31, 1993, and incorporated herein by reference.

**      Filed as exhibit to registration statement on Form S-18, File no.
33-14722-B, and incorporated herein by reference.

**      Filed as exhibit to registration statement on Form S-8, File no.
33-49010, and incorporated herein by reference.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Plainville, Commonwealth of Massachusetts, on the 8th day of December 1995.

                                       MEDIA LOGIC, INC.


                                       By: /s/ William E. Davis
                                          -----------------------------
                                           William E. Davis
                                           Chief Executive Officer

                              POWER OF ATTORNEY

        We, the undersigned officers and directors of Media Logic, Inc., hereby severally constitute and appoint William E. Davis and Paul M. O'Brien and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Media Logic, Inc. to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys or any of them, to said Registration Statement and any and all amendments thereto.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the 8th day of December 1995.

Signature                              Title
---------                              -----


/s/ William E. Davis                   Chief Executive Officer, President and
---------------------------            Director (Principal Executive Officer)
William E. Davis


---------------------------            Chairman of the Board of Directors
David R. Lennox


/s/ Klaus J. Peter                     Executive Vice President and Director
---------------------------
Klaus J. Peter


/s/ F. Michael Hruby                   Director
---------------------------
F. Michael Hruby

/s/ Raymond LeClerc                    Director
---------------------------
Raymond LeClerc


/s/ Joseph L. Mitchell                 Director
---------------------------
Joseph L. Mitchell


/s/ Harold B. Shukovsky                Director
---------------------------
Harold B. Shukovsky


/s/ Francis S. Wyman                   Director
---------------------------
Francis S. Wyman


/s/ Paul M. O'Brien                    Chief Financial Officer, Vice President,
---------------------------            Treasurer and Clerk (Principal Accounting
Paul M. O'Brien                        Officer and Principal Financial Officer)

                                EXHIBIT INDEX


Exhibit No.  Description of Documents                           Page No.
-----------  ------------------------                           --------

4.1*         Restated Articles of Organization
             of the Registrant.

4.2**        By-laws of the Registrant.

4.3          Media-Logic, Inc. 1991 Stock                         A-1
             Option Plan, as amended.

4.4***       Form of Stock Option Agreement.

5            Opinion of Bingham, Dana & Gould.                    B-1

23.1         Consent of Arthur Andersen LLP.                      C-1

23.2         Consent of Bingham, Dana & Gould
             (included in Exhibit 5).

24           Power of Attorney (included on
             signature page).

_______________
*        Filed as exhibit to Annual Report on Form 10-K for the fiscal year ended March 31, 1993, and incorporated herein by reference.

**       Filed as exhibit to registration statement on Form S-18, File no. 33-14722-B, and incorporated herein by reference.
***      Filed as exhibit to registration statement on Form S-8, File no. 33-49010, and incorporated herein by reference.
